GMO EMERGING DOMESTIC OPPORTUNITIES SERIES FUND	Summary Prospectus December 16, 2018
Share Class:	Class R4	Class R5	Class R6	Class PS
Ticker:	—	—	—	—
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com.
You can also get this information at no cost by calling 1-877-466-7778, by sending an email request to dcops@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated December 16, 2018, as supplemented, are incorporated by reference into this summary prospectus.

Investment objective
Total return.
Fees and expenses
The tables below describe the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Shareholder fees
	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.40%1
Redemption fee (as a percentage of amount redeemed)	0.00%	0.40%1
Annual Fund operating expenses2
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee3	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fee4	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%5
Other expenses	0.26%	0.26%	0.26%	0.26%
Acquired fund fees and expenses6	0.14%	0.14%	0.14%	0.14%
Total annual fund operating expenses	1.45%	1.30%	1.20%	1.35%
Fee waiver/Expense reimbursement7	(0.05%)	(0.05%)	(0.05%)	(0.15%)5
Total annual fund operating expenses after fee waiver/expense reimbursement	1.40%	1.25%	1.15%	1.20%
1 These amounts are paid to and retained by GMO Emerging Domestic Opportunities Fund (“EDOF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.
2 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and EDOF.
3 The amount reflects the management fee paid by EDOF. The Fund does not charge a management fee, but indirectly bears the management fee paid by EDOF.
4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.
5 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services. GMO has contractually agreed to reduce the administration fee paid by the Fund in respect of Class PS shares from the annual rate of 0.20% of the average daily net assets attributable to the Fund’s Class PS shares to the annual rate of 0.10% of the average daily net asset value attributable to the Fund’s Class PS shares. This arrangement will continue through at least December 16, 2019, and may not be terminated without the action or consent of the Trust’s Board of Trustees.
6 These indirect expenses include commissions paid to brokers by EDOF for executing transactions in unaffiliated underlying funds (“transaction fees”). Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.10% and 0.04%, respectively.
7 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least December 16, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

 GMO EMERGING DOMESTIC OPPORTUNITIES SERIES FUND
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the fee waiver and expense reimbursement noted in the expense table and all amounts shown include the expenses of both EDOF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	If you sell your shares		If you do not sell your shares
	1 Year	3 Years	1 Year	3 Years
Class R4	$223	$538	$182	$494
Class R5	$208	$492	$167	$448
Class R6	$198	$461	$157	$417
Class PS	$203	$498	$162	$453
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended February 28, 2018, the Fund’s portfolio turnover rate is not available.
Principal investment strategies
The Fund invests substantially all of its assets in Class III shares of GMO Emerging Domestic Opportunities Fund (“EDOF”), a series of GMO Trust not offered in this Prospectus. EDOF invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of EDOF. Except as otherwise indicated, references to the Fund may also refer to EDOF, and references to actions undertaken or investments held by the Fund may also refer to those by EDOF. GMO serves as investment adviser for both the Fund and EDOF.
The Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equities of companies whose prospects are linked to the internal (“domestic”) development and growth of the world’s non-developed markets (“emerging markets”), including companies that provide goods and services to emerging market consumers. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index.
The term “equities” refers to direct and indirect investments in common and preferred stocks and other stock-related securities, such as convertible securities, depositary receipts, and equity real estate investment trusts (REITs) and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments related to emerging markets (see “Name Policies”). The Fund’s investments are not limited to investments in companies located in any particular country or geographic region, and often include investments in companies located in developed markets (e.g., the United States) that are related to, or whose prospects are linked to, emerging markets. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
GMO primarily uses fundamental analysis to evaluate and select countries, sectors, and companies that it believes are likely to benefit from domestic growth in emerging markets. The process begins with country and sector allocation and then focuses on the selection of individual companies. In evaluating and selecting investments, GMO may consider many factors, including, among others, GMO’s assessment of a country’s and/or sector’s fundamentals or growth prospects as well as a company’s positioning relative to its competitors. In constructing the Fund’s portfolio, GMO considers a number of factors, including the trade-off among forecasted returns, risk, transaction costs, and liquidity. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region, or currency. The factors GMO considers and investment methods GMO uses can change over time.
The Fund may invest in securities of companies of any market capitalization. The Fund also may invest in fixed income securities of any credit quality (including below investment grade securities (commonly referred to as “junk bonds”)).
As an alternative to investing directly in equities and fixed income securities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure, and as a substitute for securities lending. Derivatives used may include options, futures, forward currency contracts, warrants, swap contracts, and reverse repurchase agreements. The Fund’s foreign currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may lend its portfolio securities.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

 GMO EMERGING DOMESTIC OPPORTUNITIES SERIES FUND
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Class III shares of EDOF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through EDOF, which include those outlined in the following brief summary of principal risks. EDOF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by EDOF may affect EDOF’s performance more than if EDOF were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in EDOF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of EDOF.
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Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in the securities of companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and of which often are more volatile than the economies of developed countries.

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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements or characteristics. In addition, they are based on assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

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Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could reduce the value of the Fund’s investments.

 GMO EMERGING DOMESTIC OPPORTUNITIES SERIES FUND
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Small Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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Market Risk – Fixed Income – The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity due to market uncertainty about the value of a fixed income investment (or class of fixed income investments).

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Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or in anticipation of such failure. Below investment grade investments have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than issuers of investment grade investments.

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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Focused Investment Risk – The Fund’s investments in companies whose prospects are linked to the internal development and growth of a particular emerging market country create additional risk because the performance of those companies is likely to be highly correlated.

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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in EDOF and the underlying funds in which EDOF invests (including ETFs), including the risk that EDOF and those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of EDOF and the underlying funds in which it EDOF invests, the increase in fees and expenses of an underlying fund or a reallocation of EDOF’S investments to underlying funds with higher fees or expenses will increase the Fund’s total expenses.

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Leveraging Risk – The use of derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet redemption requests.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional, financial intermediary, investor or another Fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of EDOF (Class II shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and EDOF is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.

 GMO EMERGING DOMESTIC OPPORTUNITIES SERIES FUND
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 12.59% (1Q2012)
Lowest Quarter: -10.58% (3Q2015)
Year-to-Date (as of 9/30/2018): -15.98%
Average Annual Total Returns
Periods Ending December 31, 2017
	1 Year	5 Years	10 Years	Incept.
				3/24/11*
Class R4
Return Before Taxes	36.04%	5.71%	N/A	6.48%
Return After Taxes on Distributions	35.73%	5.21%	N/A	6.06%
Return After Taxes on Distributions and Sale of Fund Shares	20.82%	4.45%	N/A	5.13%
Class R5
Return Before Taxes	36.25%	5.87%	N/A	6.64%
Class R6
Return Before Taxes	36.38%	5.98%	N/A	6.75%
Class PS
Return Before Taxes	36.31%	5.92%	N/A	6.69%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	37.28%	4.35%	N/A	2.82%
* Inception date for EDOF (Class II shares).

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO and/or GMO Singapore Pte. Limited (“GMO Singapore”) primarily responsible for portfolio management of the Fund and GMO Emerging Domestic Opportunities Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Markets Equity	Arjun Divecha (since the Fund’s inception in December 2018)	Head, Emerging Markets Equity Team, GMO.
Emerging Markets Equity	Amit Bhartia (since the Fund’s inception in December 2018)	Portfolio Manager, Emerging Markets Equity Team, GMO Singapore.
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.
Tax information
The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.